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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the application of our report dated February 11, 1998 on the financial statements of Ellensburg Telephone Company for purposes of inclusion in Amendment No. 1 to the Registration Statement on Form S-4 of MJD Communications, Inc. We also consent to the reference to our firm as experts.

                                          Moss Adams LLP

Seattle, Washington

August 12, 1998